U. S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 18, 2002

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                  ---------------------------------------------
               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
     -------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


     1341 N. Delaware Avenue, Suite 300, Philadelphia, Pennsylvania 19025
     --------------------------------------------------------------------
         (Address of principal executive offices)              (Zip Code)


                                215-291-1700
                                ------------
           (Registrant's telephone number, including area code)


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)




















Item 3. Bankruptcy or Receivership.

     On April 18, 2002, Clariti Telecommunications International, Ltd.("the Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Pennsylvania. The Company will continue to manage its properties and operate the business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Copies of the press release announcing the foregoing are attached hereto as
Exhibit 99 and are incorporated in their entirety herein by reference.


Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99   Press Release, dated April 18, 2002



                                    2






































                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

April 18, 2002

                                                 By: s/Michael McAnulty
                                                     --------------------
                                                     Michael McAnulty
                                                     Vice President of Finance





                                     3


































EXHIBIT INDEX


Exhibit No.				Description
-----------		            -----------

   99                  Press Release, dated April 18, 2002




4